Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,283,000.00
Previously Paid Amount	1,349.93
Total Fee Amount	3,215.38
Total Offset Amount	0.00
Net Fee	$ 1,865.45